Statements of Net Assets Available for Benefits - EBP 005 - USD ($) $ in Thousands	Apr. 30, 2025	Apr. 30, 2024
Assets:
Total investments	$ 13,396,586	$ 12,608,729
Receivables:
Employer contributions	212,218	218,664
Employee contributions	13,176	11,104
Notes receivable from participants	98,830	94,641
Total receivables	324,224	324,409
Net assets available for benefits	$ 13,720,810	$ 12,933,137